Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Fresh Choice, Inc                              | Case No. 04-54318 (ASW)
       485 Cochrane Circle                            |          --------------
       Morgan Hill, CA 95037                          |
                                                      | CHAPTER 11
                                                      | MONTHLY OPERATING REPORT
                                                      | (GENERAL BUSINESS CASE)
-------------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

     MONTH ENDED: 07/10/05 (1)                          PETITION DATE: 07/12/04
                  ------------                                        ----------

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here _____ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
     Dollars reported in $1
                         --

                                                        End of Current   End of Prior  As of Petition
2.   Asset and Liability Structure                          Month           Month          Filing
                                                            -----           -----          ------
     a. Current Assets                                  $  3,478,907    $  3,494,921
                                                        -------------   -------------
     b. Total Assets                                    $ 17,612,632    $ 17,745,243    $ 22,899,629
                                                        -------------   -------------   -------------
     c. Current Liabilities                             $  6,677,484    $  6,619,851
                                                        -------------   -------------
     d. Total Liabilities                               $ 19,127,922    $ 19,161,008    $ 19,707,707
                                                        -------------   -------------   -------------
                                                                                          Cumulative
3.   Statement of Cash Receipts & Disbursements         Current Month    Prior Month     Case to Date
                                                        -------------   -------------   -------------
     a. Total Receipts                                  $  4,944,805    $  5,986,990    $ 70,688,365
                                                        -------------   -------------   -------------
     b. Total Disbursements                             $  4,752,760    $  5,215,222    $ 69,380,106
                                                        -------------   -------------   -------------
     c. Excess (Deficiency) of Receipts Over
         Disbursements (a - b)                          $    192,045    $    771,768    $  1,308,258
                                                        -------------   -------------   -------------
     e. Cash Balance Beginning of Month                 $  2,440,688    $  1,668,920
                                                        -------------   -------------
     f. Cash Balance End of Month (c + d)               $  2,632,733    $  2,440,688
                                                        -------------   -------------
                                                                                          Cumulative
                                                        Current Month    Prior Month     Case to Date
                                                        -------------   -------------   -------------
4.   Profit/(Loss) from the Statement of Operations     $    (99,523)   $   (395,246)   $ (8,211,778)
                                                        -------------   -------------   -------------
5.   Account Receivables (Pre and Post Petition)        $     90,638    $     93,880
                                                        -------------   -------------
6.   Post-Petition Liabilities                          $  8,181,480    $  8,177,439
                                                        -------------   -------------
7.   Past Due Post-Petition Account Payables (over 30
      days)                                             $          -    $          -
                                                        -------------   -------------
At the end of this reporting month:                                                         Yes          No
                                                                                            ---          --
8.   Have any payments been made on pre-petition debt, other than payments in the normal     X
     course to secured creditors or lessors? (if yes, attach listing including date of   ----------  ----------
     payment, amount of payment and name of payee) (see note 2)
9.   Have any payments been made to professionals? (if yes, attach listing including         X
     date of payment, amount of payment and name of payee)                               ----------  ----------
10.  If the answer is yes to 8 or 9, were all such payments approved by the court?           X
                                                                                         ----------  ----------
11.  Have any payments been made to officers, insiders, shareholders, relatives?             X
     (if yes, attach listing including date of payment, amount and reason for payment,   ----------  ----------
     and name of payee)
12.  Is the estate insured for replacement cost of assets and for general liability?         X
                                                                                         ----------  ----------
13.  Are a plan and disclosure statement on file?                                                         X
                                                                                         ----------  ----------
14.  Was there any post-petition borrowing during this reporting period?                                  X
                                                                                         ----------  ----------
15.  Check if paid: Post-petition taxes X  ;      U.S. Trustee Quarterly Fees     X
                                       ---                                       ---
     Check if filing is current for: Post-petition tax reporting and tax returns  X
                                                                                 ---
     (Attach explanation if post-petition taxes or U. S. Trustee Quarterly Fees are not paid, or tax return filings are not current.)

Notes:
(1) The Debtor's financial statements are not maintained on a calendar month end, they are maintained by period -- each with 4 weeks. The financial statements represented in this Monthly Operating Report cover the four-week period from June 13, 2005 through July 10, 2005. The petition was filed on July 12, 2004, so all of the activity is post-petition.

(2) On July 12, 2004 and July 14, 2004, this court entered certain orders authorizing, but not requiring, the debtor to pay certain pre- petition obligations including: accrued employee wages, salaries and contributions to employee benefit's plan, the debtor's share of certain payroll taxes, pre-petition sales, use and similar taxes in the ordinary course of business.

(3) Adjustments were made due to year end for Period 13, 2004. See note 4 on Statement of Operations and note 5 on Balance Sheet for further detail.

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 07/27/05
     ----------                           --------------------------------------
                                          Rey Dayson - Authorized Signer on
                                          Behalf of David Pertl


                 STATEMENT OF OPERATIONS (General Business Case)
                     For the Month Ended       07/10/05
                                               --------


            Current Month
--------------------------------------                         Cumulative  Next Month
  Actual       Forecast      Variance                         Case to Date   Forecast
----------- --------------- ----------                        ------------ ------------
                                          Revenues:
$4,363,243  $     4,513,137 $ (149,894)   1 Gross Sales         $61,752,832  $4,641,112
----------- --------------- -----------                        ------------ -----------
                                          2 less: Sales Returns
                            $        -      & Allowances
----------- --------------- -----------     ------------------- -----------  ----------
$4,363,243  $     4,513,137 $ (149,894)   3 Net Sales           $61,752,832  $4,641,112
----------- --------------- -----------                         -----------  ----------


$2,417,071  $     2,487,930 $   70,859    4 less: Cost of Goods $36,035,719  $2,535,279
----------- --------------- -----------     Sold (Note 1)      ------------ -----------
                                            (Schedule 'B')

$1,946,172  $     2,025,207 $  (79,035)   5 Gross Profit        $25,717,113  $2,105,833
----------- --------------- -----------                        ------------ -----------
$    4,181                  $    4,181    6 Interest            $    17,071
----------- --------------- -----------                        ------------ -----------
$      122                  $      122    7 Other Income:       $     4,076
----------- --------------- -----------                        ------------ -----------
                            $        -    8
----------- --------------- -----------     -------------      ------------ -----------
$        -                  $        -    9
----------- --------------- -----------     -------------      ------------ -----------
$1,950,475  $     2,025,207 $  (74,732)  10 Total Revenues      $25,738,260  $2,105,833
----------- --------------- -----------                         ----------- -----------
                                            Expenses:
                                            Compensation to
$   43,062  $       55,000  $   11,939   11 Owner(s)/Officer(s) $   829,734  $   50,000
----------- --------------- -----------                         ----------- -----------
$  125,862  $      120,566  $   (5,296)  12 Salaries            $ 1,509,796  $  126,934
----------- --------------- -----------                         ----------- -----------
                            $        -   13 Commissions         $         -
----------- --------------- -----------                         ----------- -----------
$   12,184                  $  (12,184)  14 Contract Labor      $    97,477
----------- --------------- -----------                         ----------- -----------
                                            Rent/Lease:
                                            Personal
                            $        -   15 Property            $    34,751
----------- ---------------  ----------                         ----------- -----------
                                            Real Property
$  569,804  $      630,646  $   60,842   16 (See Note 2)        $ 8,405,982  $  643,702
----------- ---------------  ----------                         ----------- -----------
$   39,716                  $  (39,716)  17 Insurance           $   552,750
----------- ---------------  ----------                         ----------- -----------
                                            Management Fees
                                            (Credit Cd.
$   54,333                  $  (54,333)  18 Processing)         $   750,293
----------- ---------------  ----------                         ----------- -----------
                                            Depreciation &
$  156,671  $       164,277 $    7,606   19 Amortization        $ 2,366,936  $  164,664
----------- ---------------  ----------                         ----------- -----------
                                            Taxes:
            ---------------                                     ----------- -----------
                                            Employer Payroll
                            $        -   20 Taxes               $   184,615
----------- ---------------  ----------                         ----------- -----------
                                            Real Property
$   32,820                  $  (32,820)  21 Taxes               $   514,159
----------- ---------------  ----------                         ----------- -----------
$    2,806                  $   (2,806)  22 Other Taxes         $    33,428
----------- ---------------  ----------                         ----------- -----------
$  128,424  $      148,347  $   19,923   23 Advertising         $ 2,362,488  $   93,876
----------- ---------------  ----------                         ----------- -----------
$   14,116  $      153,909  $  139,793   24 G&A                 $   321,779  $   83,889
----------- ---------------  ----------                         ----------- -----------
$    7,390                  $   (7,390)  25 Interest            $   269,616
----------- ---------------  ----------                         ----------- -----------
$  (21,218)                 $   21,218   26 Other Expenses:
                                            Legal fees & Audit  $   251,275
----------- ---------------  ----------     ------------------  ----------- -----------
$   21,870                  $  (21,870)  27 Professional Fees   $   342,314
----------- ---------------  ----------     ------------------  ----------- -----------
                                            Travel Expenses/
                                            Meals/
$    3,905                  $   (3,905)  28 Ent                 $   125,208
----------- ---------------  ----------     -----------------   ----------- -----------
$    2,184                  $   (2,184)  29 Storage             $    60,067
-----------  --------------- ---------      ------------------- ----------- -----------
$  229,800  $      193,253  $  (36,547)  30 Others (See Note 3) $ 3,008,999  $  271,320
-----------  --------------- ----------     ------------------- ----------- -----------
$  240,704  $      222,595  $  (18,109)  31 Utilities           $ 3,154,442  $  214,417
-----------  --------------- ----------     ------------------- ----------- -----------
$   72,162  $       84,193  $   12,031   32 Repairs &
                                            Maintenance         $ 1,224,070  $   86,351
-----------  --------------- ----------     ------------------  ----------- -----------
$      859                  $     (859)  33 License & Permits   $    73,463
-----------  --------------- ----------     ------------------  ----------- -----------
                            $        -   34
-----------  --------------- ----------     ------------------  ----------- -----------
$1,737,453  $    1,772,786  $   35,334   35 Total Expenses      $26,473,640  $1,735,153
-----------  --------------- ----------                        ------------ -----------
$  213,023  $      252,421  $  (39,398)  36 Subtotal            $  (735,379) $  370,680
-----------  --------------- ----------                        ------------ -----------
                                            Reorganization Items:
                                                               ------------ -----------
$ (241,323) $     (215,211) $   26,112   37 Professional Fees   $(3,021,567) $ (215,000)
-----------  --------------- ----------                         ------------ -----------
                                            Provisions for
                                            Rejected Executory
            $            -  $        -   38 Contracts           $         -  $        -
-----------  ---------------  ---------                         ----------- -----------
                                            Interest Earned on
                                            Accumulated Cash
            $            -  $        -   39 from Resulting      $         -  $        -
-----------  ---------------  ---------     Case Chp 11        ------------ -----------


                                            Gain or (Loss) from
$     5,110                 $    5,110   40 Sale of Equip.      $   850,276
-----------  ---------------  ---------                        ------------ -----------
                                            U.S. Trustee
                            $        -   41 Quarterly Fees      $   (13,369)
-----------  ---------------  ---------                        ------------ -----------
                                            Store Closure &
                                            Asset Impairment
$  (76,332) $      (45,000) $   31,332   42 Expenses            $(5,291,408) $  (45,000)
-----------  ---------------  ---------                        ------------ -----------
                                            Total
                                            Reorganization
$ (312,546) $     (260,211) $  (52,335)  43 Items               $(7,476,069) $ (260,000)
-----------  ---------------  ---------                        ------------ -----------
                                            Net Profit (Loss)
                                            Before Federal &
$  (99,523) $       (7,790) $  (91,733)  44 State Taxes         $(8,211,448) $  110,680
-----------  ---------------  ---------                        ------------ -----------
                                            Federal & State
                            $        -   45 Income Taxes        $       330  $        -
-----------  ---------------  ---------                        ------------ -----------
$  (99,523) $       (7,790) $  (91,733)  46 Net Profit (Loss)   $(8,211,778) $  110,680
===========  ===============  =========                        ============ ===========




Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                      Notes to the Statement of Operations
                                      as of
                                  July 10, 2005



(1) Cost of Goods Sold includes restaurant labor and benefits which is standard for the restaurant industry.

(2) Real Property                                            Amount
                                                            --------
    Rent Expense                                             462,125
    Common Ground Maintenance                                107,679
                                                            --------
    Total                                                    569,804

(3) Other Admin                                              Amount
                                                            --------
    Deposits Over/Short                                         (252)
    Cash Over                                                 (1,160)
    Cash Short                                                 2,745
    Freight, Express, Cartage                                  2,217
    Services                                                  65,479
    Supplies                                                  98,200
    Misc. Operating Expense                                      597
    Auto Related Expense                                       9,348
    Auto Incentive
    Bank Charges                                              12,522
    Penalties & Late fees                                        338
    Payroll Processing Fees                                    3,919
    Real Time Fees                                             5,833
    Royalty Fees                                               3,243
    Recruiting                                                 7,234
    Asset Write Off                                              409
    Management Training & Development                         19,128
                                                            --------
    Total                                                    229,800


(4) Adjustments were made to Period 13 due to year end. Below are the changes in detail:

                                                                                          ORIGINAL              NEW
                                                                                          Period 13  CHANGE  Period 13
                                                                                            - 2004              -2004
                                                                                          ------------------------------

    Net Sales                                                                             4,741,695        -  4,741,695
    less: Cost of Goods Sold                                                              2,803,976 (128,515) 2,675,461
    Gross Profit                                                                          1,937,719  128,515  2,066,234
                                                                                          ------------------------------
          Total Revenues                                                                  1,937,719  128,515  2,066,234

    Expenses not affected by the changes                                                  1,301,266        -  1,301,266
    Depreciation & Amortization                                                             233,563  (34,783)   198,780
    G&A                                                                                     282,568   14,268    296,836
    Others                                                                                   28,060   31,992     60,052
                                                                                          ------------------------------
          Total Expenses                                                                  1,845,457   11,477  1,856,934

    Professional Fees                                                                      (291,444) (51,448)  (342,892)
    Gain/Loss from Sale of Equipment                                                          1,371        -      1,371
    Store Closure Expenses & Asset Impairment Expenses                                     (521,282)(329,266)  (850,548)
                                                                                          ------------------------------
           Total Reorganization Items                                                      (811,355)(380,714)(1,192,069)

                                                                                          ------------------------------
    Net Profit (Loss) Before Federal & State Taxes                                         (719,093)(263,676)  (982,770)
                                                                                          ------------------------------

    Federal & State Income Taxes                                                              3,200        -      3,200

                                                                                          ------------------------------
    Net Profit (Loss)                                                                      (722,293)(263,676)  (985,970)
                                                                                          ==============================


                                    BALANCE SHEET
                               (General Business Case)
                          For the Month Ended    07/10/05
                                             -------------
     Assets
                                             From Schedules  Market Value(1)
                                             --------------  ---------------
        Current Assets

           Cash and cash equivalents -
  1         unrestricted                                      $ 2,632,733
                                                           ---------------
           Cash and cash equivalents -
  2         restricted
                                                           ---------------
  3        Accounts receivable (net)               A          $    90,638
                                                           ---------------
  4        Inventory                               B          $   294,575
                                                           ---------------
  5        Prepaid expenses                                   $   460,960
                                                           ---------------
  6        Professional retainers
                                                           ---------------
  7        Other:Assets Held for Sale
                 ----------------------------              ---------------
  8
           ----------------------------------              ---------------
  9              Total Current Assets                         $ 3,478,907
                                                           ---------------
        Property and Equipment (Market Value)


 10        Real property                           C          $ 2,450,295
                                                           ---------------
 11        Machinery and equipment                 D          $ 2,029,358
                                                           ---------------
 12        Furniture and fixtures                  D          $ 2,102,003
                                                           ---------------
 13        Office equipment                        D          $    45,747
                                                           ---------------
 14        Leasehold improvements                  D          $ 6,554,806
                                                           ---------------
 15        Vehicles                                D          $       587
                                                           ---------------
 16        Other:                                  D
                 ----------------------------              ---------------
 17                                                D
           ----------------------------------              ---------------
 18                                                D
           ----------------------------------              ---------------
 19                                                D
           ----------------------------------              ---------------
 20                                                D
           ----------------------------------              ---------------
 21              Total Property and Equipment                 $13,182,795
                                                           ---------------
        Other Assets

 22        Loans to shareholders
                                                           ---------------
 23        Loans to affiliates
                                                           ---------------
 24        Deposits (See Note 4)                              $   795,912
           ----------------------------------              ---------------
 25        Intangible                                         $   155,019
           ----------------------------------              ---------------
 26
           ----------------------------------              ---------------
 27
           ----------------------------------              ---------------
 28              Total Other Assets                           $   950,931
                                                           ---------------
 29              Total Assets                                 $17,612,632
                                                           ===============

NOTE: Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             Liabilities and Equity
                             (General Business Case)


       Liabilities From Schedules

         Post-Petition

            Current Liabilities
30             Accrued salaries and wages                                                                  $   1,125,656
                                                                                                           -------------
31             Payroll taxes
                                                                                                           -------------
32             Real and personal property taxes
                                                                                                           -------------
33             Income taxes
                                                                                                           -------------
34             Sales taxes payable                                                                         $     608,151
                                                                                                           -------------
35             Notes payable (short term)
                                                                                                           -------------
36             Accounts payable (trade)                                                                  A $     477,256
                                                                                                           -------------
37             Real property lease arrearage
                                                                                                           -------------
38             Personal property lease arrearage
                                                                                                           -------------
39             Accrued professional fees                                                                   $   1,278,354
                                                                                                           -------------
40             Current portion of long-term post-petition debt (due within 12 months)
               ---------------------------------------------------------------------                       -------------
41             Other:Other Accrued Expense (Note 2)                                                        $   3,188,067
                     --------------------------------------------------------------                        -------------
42
               --------------------------------------------------------------------                        -------------
43
               --------------------------------------------------------------------                        -------------
44             Total Current Liabilities                                                                   $   6,677,484
                                                                                                           -------------
45          Long-Term Post-Petition Debt, Net of Current Portion                                           $   1,503,996
                                                                                                           -------------
46             Total Post-Petition Liabilities                                                             $   8,181,480
                                                                                                           -------------
         Pre-Petition Liabilities (allowed amount)

47             Secured claims                                                                            F $   2,627,743
                                                                                                           -------------
48             Priority unsecured claims                                                                 F $     725,139
                                                                                                           -------------
49             General unsecured claims                                                                  F $   2,552,891
                                                                                                           -------------
53             Other Accrued Expense (Note 2)                                                              $   4,932,088
                                                                                                           -------------
               Long Term Liabilities (Note 3)                                                              $     108,581
                                                                                                           -------------
55             Total Pre-Petition Liabilities                                                              $  10,946,442
                                                                                                           -------------
56             Total Liabilities                                                                           $  19,127,922
                                                                                                           -------------
       Equity (Deficit)

57          Retained Earnings/(Deficit) at time of filing                                                  $ (41,222,570)
                                                                                                           -------------
58          Common/Preferred Stock                                                                         $   5,181,223
                                                                                                           -------------
59          Additional paid-in capital                                                                     $  42,737,837
                                                                                                           -------------
60          Cumulative profit/(loss) since filing of case                                                  $  (8,211,778)
                                                                                                           -------------
61          Post-petition contributions/(distributions) or (draws)
                                                                                                           -------------
62          Market value adjustment
                                                                                                           -------------
63             Total Equity (Deficit)                                                                      $  (1,515,289)
                                                                                                           -------------
64     Total Liabilities and Equity (Deficit)                                                              $  17,612,632
                                                                                                           =============


                    Fresh Choice, Inc. (Case # 04-54318 ASW)
                           Notes to the Balance Sheet
                                      as of
                                 July 10, 2005
Note:
------

  (1)   Book value.

                                                                                     Pre & Post-       Pre-       Post-
  (2)   The following is a list of Other Accrued Expenses:                             Petition     Petition    Petition
                                                                                     ----------- ----------- -------------

        23010 Workers' Comp Payable                                                      856,397          -     856,397
        23030 Accrued Credit Card Proc Fees                                               11,188          -      11,188
        23040 Accrued Bank Charges                                                        16,707          -      16,707
        23050 Gift Certificate Allowance                                                 624,818          -     624,818
        23070 Food Credit Liability                                                      527,294          -     527,294
        23110 Accrued Payroll Processing Fee                                                 624          -         624
        23120 Closed Restaurants Payable  (502(b)(6)) estimate                         4,370,779  4,370,779           -
        23121 Store Closure Reserve                                                            -          -           -
        23125-6 Accrued Rent                                                             543,190    294,128     249,062
        23130 Other Accrued Liabilities                                                  208,004          -     208,004
        23140 Accrued Fees-Finance                                                        29,290          -      29,290
        23150 Accrued Fees-Legal                                                           6,912          -       6,912
        23170 Accrued Fees-Audit                                                          72,230          -      72,230
        23180 Accrued Fees-Tax                                                            23,341          -      23,341
        23200 Accrued Fees-Employee Litigati                                              18,150          -      18,150
        23210 Accrued Fees-Executive                                                       5,261          -       5,261
        23225 Accrued Auto                                                                     -          -           -
        23240 Accrued Health Insurance-GW                                                109,498          -     109,498
        23250 Accrued Insurance                                                           25,406          -      25,406
        23300 Advertising Accrual                                                         15,005          -      15,005
        23350 Interest Payable - Loc                                                      30,956      1,649      29,307
        23360 Interest Payable                                                            22,029     21,101         928
        23390 Accrued Janitorial Expense                                                       -          -           -
        23400 Accrued Utilities                                                          265,174    126,577     138,597
        23410 Accrued Property Taxes                                                     310,354     63,147     247,207
        23420 Accrued Cam                                                                 27,548     54,707     (27,159)
                                                                                     ----------- ---------- -----------
        Total Other Accrued Expenses                                                  $8,120,155 $4,932,088  $3,188,067

                                                                                     Combined Amount
                                                                                     Pre & Post-       Pre-       Post-
  (3)   The following is a list of Long Term Liabilities                              Petition     Petition    Petition
                                                                                     ------------ ---------- -----------

        24320 Deferred Rent                                                            1,294,420          -   1,294,420
        24340 Deferred Gain On Sale                                                      147,713          -     147,713
        24350 Other Non-Current Liabilities                                               61,863          -      61,863
        24390 Notes Payable-Long Term                                                    108,581    108,581           -
                                                                                               -          -           -
                                                                                     ------------ ---------- -----------
        Total Long Term Liabilities                                                   $1,612,577    108,581   1,503,996


  (4)   Deposits                                                             Amount
                                                                           --------

        Rent Deposit                                                       167,321
        Alcohol Deposit                                                      2,350
        Other Deposit                                                      592,252
        Utility Deposit                                                     33,990
                                                                           --------
        Total Deposit                                                      795,912

  (5)   Adjustments were made to Period 13 due to year end.  Below are the changes in detail:

                                                                                       ORIGINAL                 NEW
                                                                                      Period 13    CHANGE    Period 13
                                                                                         -2004                  -2004
                                                                                     -----------------------------------

        Cash                                                                           2,357,246    105,952   2,463,198
        Accounts Receivable                                                               95,176                 95,176
        Assets Held for Sale                                                           3,294,818   (350,000)  2,944,818
        Inventory                                                                        358,933                358,933
        Prepaid Expenses                                                                 239,864                239,864
        Property & Equipment                                                          14,365,088      7,880  14,372,968
        Deposits                                                                         872,931    (51,448)    821,483
        Other Assets                                                                     164,992          -     164,992
                                                                                     -----------------------------------
        Total Assets                                                                 $21,749,048  $(287,616)$21,461,432
                                                                                     ===================================

                                                                                       ORIGINAL                 NEW
                                                                                      Period 13    CHANGE    Period 13
                                                                                         -2004                  -2004
                                                                                     -----------------------------------

        Accounts Payable                                                               3,270,444     90,309   3,360,753
        Salaries and Wages Payable                                                     1,589,572    (59,516)  1,530,056
        Sales Tax Payable                                                                911,865          -     911,865
        Store Closure Reserve                                                          3,938,300          -   3,938,300
        Other Accrued Liabilities                                                      4,916,013    (54,732)  4,861,281
        Current Portion                                                                4,722,159          -   4,722,159
        Long Term Liabilities                                                          2,085,688          -   2,085,688
        Equity                                                                           315,007   (263,677)     51,330
                                                                                     -----------------------------------
        Total Liab & Equity                                                          $21,749,048  $(287,616)$21,461,432
                                                                                     ===================================

Fresh Choice, Inc.
Payments to Officers
Period 7, 2005





                             Date                Gross           Car           Total
                                                               Allowance
------------------------------------------------------------------------------------------

Pertl, David     June 17, 28 & July 1, 2005     $14,461.52     $1,107.69       $15,569.21

O'Shea, Tim      June 17, 28 & July 1, 2005     $15,384.60     $1,384.62       $16,769.22

Freedman, Tina   June 17, 28 & July 1, 2005      $9,615.38     $1,107.69       $10,723.07

------------------------------------------------------------------------------------------

Total                                           $39,461.50     $3,600.00       $43,061.50
==========================================================================================


Fresh Choice, Inc.
Payments to Professional Fees
Period 7, 2005





                                          Date               Amount            Cumulative
--------------------------------------------------------------------------------------------

Corporate Revitalization Partners                                                   $95,946
Gray, Cary Ware                                                                    $109,783
Huntley, Mullaney & Spargo                                                         $123,292
Pachulski, Stang Ziel                                                              $431,074
Sulmeyer Kupetz Client Trust                                                       $241,782
XRoads Solutions Group           June 22 & July 7, 2005         $136,225           $794,189








--------------------------------------------------------------------------------------------

Total                                                                            $1,796,065
============================================================================================

                                            SCHEDULES TO THE BALANCE SHEET
                                               (General Business Case)
                                                      Schedule A
                                        Accounts Receivable and (Net) Payable

                                                     Accounts Receivable      Accounts Payable          Past Due
Receivables and Payables Agings                   (Pre and Post-petition)     (Post -petition)     Post Petition Debt
                                                  ------------------------ ---------------------- --------------------
  0 -30 Days                                                      $90,638               $477,256
                                                  ------------------------ ----------------------
  31-60 Days
                                                  ------------------------ ----------------------
  61-90 Days                                                                                                       $0
                                                                           ---------------------- --------------------
  91+ Days
                                                  ------------------------ ----------------------
  Total accounts receivable/payable-(see note 1)                  $90,638               $477,256
                                                  ------------------------ ======================
  Allowance for doubtful accounts
                                                  ------------------------
  Accounts receivable (net)                                       $90,638
                                                  ========================

                                                       Schedule B
                                              Inventory/Cost of Goods Sold
Types and Amount of Inventory(ies)                                 Cost of Goods Sold
---------------------------------------------------------          -------------------------------------
                                          Inventory(ies)
                                            Balance at
                                           End of Month            Inventory Beginning of Month                $284,842
                                                                                                           =============
                                                                   Add -
  Retail/Restaurants                                                 Net purchase
   -                                                                                                         $1,025,269
                                                                                                           -------------
    Product for                                                      Direct labor
     resale                                     $294,575                                                     $1,401,535
                                -------------------------                                                  -------------
                                                                     Manufacturing overhead
                                                                                                           -------------
  Distribution -                                                     Freight in
                                                                                                           -------------
    Products for                                                     Other:
     resale                                                                                                          $0
                                -------------------------                                                  -------------
                                                                                                                     $0
                                                                   --------------------------------------- -------------
  Manufacturer -
                                                                   --------------------------------------- -------------
    Raw
     Materials
                                -------------------------
    Work-in-progress                                               Less -
                                -------------------------
    Finished                                                         Inventory End of Month
     goods                                                                                                     $294,575
                                -------------------------                                                  -------------
                                                                     Shrinkage
                                                                                                           -------------
  Other -                                                            Personal Use
   Explain
                                -------------------------                                                  -------------
  Uniforms
  ----------
                                                                   Cost of Goods Sold                        $2,417,071
  ----------                                                                                               =============
      TOTAL                                     $294,575
                                =========================


    Method of Inventory Control                                     Inventory Valuation Methods
    Do you have a functioning perpetual inventory system?           Indicate by a checkmark method of inventory used.
                        Yes  X    No
                           ----      ----
    How often do you take a complete physical inventory?            Valuation methods -
                                                                        FIFO cost
                                                                                                                     ---
      Weekly                                                            LIFO cost
                                                             ----                                                    ---
      Monthly                                                 X         Lower of cost or market
                                                             ----                                                    ---
      Quarterly                                                         Retail method
                                                             ----                                                    ---
      Semi-annually                                                     Other                                         X
                                                             ----                                                    ---
      Annually                                                            Explain
                                                             ----
Date of last physical inventory was        July 10, 2005            Standard Cost, with updates every month before
                                           -----------------         inventory
                                                                    ----------------------------------------------------

                                                                    ----------------------------------------------------
Date of next physical inventory is         August 7, 2005
                                           ----------------         ----------------------------------------------------

Note:

(1) Food credit are given due to quantity discounts and/or marketing allowances. Payments are received at the end of each quarter.


                                     Schedule C
                                   Real Property


Description                                             Cost        Market Value(1)
                                                    ------------   -----------------
   Land                                             $         -    $              -
   -----------------------------------              ------------   -----------------
   Building                                         $ 3,839,333    $      3,839,333
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(1,389,038)   $     (1,389,038)
   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------
   Total                                            $ 2,450,295    $      2,450,295
                                                    ============   =================


                                     Schedule D
                              Other Depreciable Assets
Description                                             Cost        Market Value(1)
                                                    ------------   -----------------
Machinery & Equipment -
   Kitchen Equipment                                $ 8,388,701    $      8,388,701
   -----------------------------------              ------------   -----------------
   Equipment in Progress                            $   128,741    $        128,741
   -----------------------------------              ------------   -----------------
   Computer Equipment                               $ 1,606,241    $      1,606,241
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(8,094,325)   $     (8,094,325)
   -----------------------------------              ------------   -----------------
   Total                                            $ 2,029,358    $      2,029,358
                                                    ============   =================
Furniture & Fixtures -
   Furniture & Fixtures                             $ 7,013,016    $      7,013,016
   -----------------------------------              ------------   -----------------
   Construction Fixtures in Progress                $    43,812    $         43,812
   -----------------------------------              ------------   -----------------
   Smallwares                                       $ 1,030,169    $      1,030,169
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(5,984,994)   $     (5,984,994)
   -----------------------------------              ------------   -----------------
   Total                                            $ 2,102,003    $      2,102,003
                                                    ============   =================
Office Equipment -
--------------------------------------
   Office Equipment                                 $   200,842    $        200,842
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $  (155,095)   $       (155,095)
   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------
   Total                                            $    45,747    $         45,747
                                                    ============   =================
Leasehold Improvements -
   Leasehold Improvement                            $14,053,096    $     14,053,096
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $(7,498,290)   $     (7,498,290)
   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------
   Total                                            $ 6,554,806    $      6,554,806
                                                    ============   =================
Vehicles -
   Vehicles                                         $    17,344    $         17,344
   -----------------------------------              ------------   -----------------
   Accumulation Depreciation                        $   (16,757)   $        (16,757)
   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------

   -----------------------------------              ------------   -----------------
   Total                                            $       587    $            587
                                                    ============   =================


Note:

(1) Book Value.

                                   Schedule E
                          Aging of Post-Petition Taxes
                   (As of End of the Current Reporting Period)

Taxes Payable                   0-30 Days       31-60 Days     61-90 Days     91+ Days          Total
                             ---------------  --------------  ------------- ------------  -----------------
Federal
     Income Tax Withholding        $146,081                                                       $146,081
                             ---------------  --------------  ------------- ------------  -----------------
     FICA - Employee                                                                              $       -
                             ---------------  --------------  ------------- ------------  -----------------
     FICA - Employer                                                                              $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Unemployment (FUTA)                                                                          $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Income                                                                                       $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Other (Attach List)                                                                          $     -
                             ---------------  --------------  ------------- ------------  -----------------
Total Federal Taxes                $146,081              $-             $-           $-           $146,081
                             ---------------  --------------  ------------- ------------  -----------------
State and Local
     Income Tax Withholding                                                                       $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Unemployment (UT)                                                                            $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Disability Insurance
      (DI)                                                                                        $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Empl. Training Tax (ETT)                                                                     $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Sales                         $608,151                                                       $608,151
                             ---------------  --------------  ------------- ------------  -----------------
     Excise                                                                                       $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Real property                 $ 32,820                                                       $ 32,820
                             ---------------  --------------  ------------- ------------  -----------------
     Personal property                                                                            $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Income                                                                                       $      -
                             ---------------  --------------  ------------- ------------  -----------------
     Other (Attach List)                                                                          $      -
                             ---------------  --------------  ------------- ------------  -----------------
Total State & Local Taxes          $640,971              $-             $-           $-           $640,971
                             ---------------  --------------  ------------- ------------  -----------------
Total Taxes                        $787,052              $-             $-           $-           $787,052
                             ===============  ==============  ============= ============  =================



                                   Schedule F
                            Pre-Petition Liabilities


                                                                                                                 Allowed
List Total Claims For Each Classification (1)                                                          Claimed   Amount
                                                                                                        Amount     (b)
--------------------------------------------------------------------------------------------------   -------------------
 Secured claims  (a)                                                                                 $2,627,743
                                                                                                     ----------- -------
 Priority claims other than taxes                                                                    $  268,587
                                                                                                     ----------- -------
 Priority tax claims                                                                                 $  456,552
                                                                                                     ----------- -------
 General unsecured claims                                                                            $2,552,891
                                                                                                     ----------- -------

(a)  List total amount of claims even it under secured.

(b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.


                     Schedule G  -  Rental Income Information - Not applicable to General Business Cases

                                                         Schedule H
                                Recapitulation of Funds Held as of 07/10/05

                                                 Account 1         Account 2             Account 3             Account 4
                                              ----------------    ------------    ------------------------ -----------------
Bank                                          Wells Fargo         Wells Fargo     Wells Fargo              Bank of America
                                              ----------------    ------------    ------------------------ -----------------
Account Type                                  Concentration       Money Market    Benefits ACH Pmt.        Disbursement
                                              ----------------    ------------    ------------------------ -----------------
Account No.                                   4038-832325         12576708        4945091882               7313400466
                                              ----------------    ------------    ------------------------ -----------------
Account Purpose                               General             Investment      Payroll                  Gifs Certificates
                                              ----------------    ------------    ------------------------ -----------------
Balance, End of Month                               $2,186,727      $ 761,349                      $3,446              $279
                                              ----------------    ------------    ------------------------ -----------------


                                                 Account 5         Account 6             Account 7              Account
                                              ----------------    ------------    ------------------------ -----------------
Bank                                          Wells Fargo         Wells Fargo     Wells Fargo              Cash in Registers
                                              ----------------    ------------    ------------------------ -----------------
Account Type                                  Accounts Payable    Payroll         Disbursement             and on hand
                                              ----------------    ------------    ------------------------ -----------------
Account No.                                   412-1020184         403-8832366     403-8832408
                                              ----------------    ------------    ------------------------ -----------------
Account Purpose                               A/P ZBA             Payroll ZBA     Gifts Certificates
                                              ----------------    ------------    ------------------------ -----------------
Balance, End of Month                               $(350,750) (2)   $(91,942) (2)                $50,073            $73,550
                                              ----------------    ------------    ------------------------ -----------------
Total Funds on Hand for all Accounts               $2,632,733
                                              ================
Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating
 Report.

Note 1: The bar date has not passed, so there is no estimate for claims yet, other than what is shown on the balance sheet.

     2  The negative balance reflects a timing difference.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                Increase/(Decrease) in Cash and Cash Equivalents
                          For the Month Ended 07/10/05
                                            -----------


                                                          Actual         Cumulative
                                                        Current Month  (Case to Date)
                                                      ---------------- ---------------
   Cash Receipts

 1     Rent/Leases Collected
                                                      --------------   --------------
 2     Cash Received from Sales                          $4,758,292      $67,503,357
                                                      --------------   --------------
 3     Interest Received                                 $    4,181      $    20,897
                                                      --------------   --------------
 4     Borrowings
                                                      --------------   --------------
 5     Funds from Shareholders, Partners, or Other Insiders              $   250,000
       -------------------------------------------------------------   --------------
 6     Capital Contributions
                                                      --------------   --------------
 7     Proceeds from Sale of Restaurant                  $  182,332      $ 2,914,111
       ------------------------------------           --------------   --------------
 8
       ------------------------------------           --------------   --------------
 9
       ------------------------------------           --------------   --------------
10
       ------------------------------------           --------------   --------------
11
       ------------------------------------           --------------   --------------
12        Total Cash Receipts                            $4,944,805      $70,688,365
                                                      --------------   --------------
   Cash Disbursements
13     Payments for Inventory                             2,767,094      $39,719,078
                                                      --------------   --------------
14     Selling                                              139,196       $1,995,915
                                                      --------------   --------------
15     Administrative                                       107,331       $2,062,082
                                                      --------------   --------------
16     Capital Expenditures                                  23,455         $307,908
                                                      --------------   --------------
17     Principal Payments on Debt                        $   31,941       $2,328,458
                                                      --------------   --------------
18     Interest Paid                                     $    6,809       $  192,520
                                                      --------------   --------------
       Rent/Lease:
19        Personal Property
                                                      --------------   --------------
20        Real Property                                     611,291       $7,831,162
                                                      --------------   --------------
       Amount Paid to Owner(s)/Officer(s)
21        Salaries                                           43,062       $  807,281
                                                      --------------   --------------
22        Draws
                                                      --------------   --------------
23        Commissions/Royalties
                                                      --------------   --------------
24        Expense Reimbursements                             16,183       $  150,022
                                                      --------------   --------------
25        Other
                                                      --------------   --------------
       Salaries/Commissions (less employee
26      withholding)                                         91,203       $1,219,804
                                                      --------------   --------------
27     Management Fees
                                                      --------------   --------------
       Taxes:
28        Employee Withholding                              205,056       $3,201,165
                                                      --------------   --------------
29        Employer Payroll Taxes                            129,976       $1,947,249
                                                      --------------   --------------
30        Real Property Taxes                                32,820       $  472,029
                                                      --------------   --------------
31        Other Taxes Sales Taxes                           356,785       $4,745,925
                                                      --------------   --------------
32     Other Cash Outflows:
                                                      --------------   --------------
33        Credit Card fees                                   54,333       $  682,045
          ---------------------------------           --------------   --------------
34        Adjust. to Beg. Cash Balance                                    $ (108,601)
          ---------------------------------           --------------   --------------
35        Reorganization-Professional Fees               $  136,225       $1,796,065
          ---------------------------------           --------------   --------------
36        Reorganization-US Trustee Fees                                  $   30,000
          ---------------------------------           --------------   --------------
37
          ---------------------------------           --------------   --------------
38        Total Cash Disbursements:                      $4,752,760      $69,380,106
                                                      --------------   --------------
39 Net Increase (Decrease) in Cash                       $  192,045      $ 1,308,258
                                                      --------------   --------------
41 Cash Balance, Beginning of Period                     $2,440,688      $ 1,324,475
                                                      --------------   --------------
43 Cash Balance, End of Period                           $2,632,733      $ 2,632,733
                                                      ==============   ==============